Exhibit 99.02



                                     FORM OF
                        NOTICE OF GUARANTEED DELIVERY FOR
                              TRAVELERS GROUP INC.


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Travelers Group Inc. (the "Company") made pursuant to the Prospectus, dated __________, 1996 (the "Prospectus") if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

TO: The Bank of New York, the Exchange Agent

 By Mail:                                    By Hand or Overnight Delivery:
 The Bank of New York                        The Bank of New York
 101 Barclay Street (7 East)                 101 Barclay Street (7 East)
  Reorganization Section                     Reorganization Section
 New York, NY  10286                         Corporate Trust Services Window
 Attention: Robert Miller                    New York, NY 10286
                                             Attention:  Robert Miller


                                  By Facsimile:
                                 (212) 571-3080

                              Confirm by Telephone:
                                 (212) 815-6331

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.


Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer-How to Tender" section of the Prospectus.

Principal Amount of Notes Tendered:

$
  -----------------------------------

If Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number
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


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 All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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                                PLEASE SIGN HERE


             X ....................................         ..................
             X ....................................         ..................
                    Signature of Owner                                Date
                 or Authorized Signatory

               Area Code and Telephone Number .................................

      Must be signed by the holder(s) of Notes as their name(s) appear(s) on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     (Please print name(s) and address(es))

           Name(s):  .......................................................
                     .......................................................
                     .......................................................
           Capacity: .......................................................
                     .......................................................
           Address(es):  ...................................................



                                    GUARANTEE

      The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees timely confirmation of the book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-How to Tender" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.



           .....................       .......................................
                Name of Firm                       Authorized Signature

           .....................       .......................................
                Address                            Title

           .....................       Name ..................................
                Zip Code                           (Please Type or Print)

           Area Code and Tel. No. ..........    Dated: ..................